UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 1500

Tulsa, OK 74136-4231

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Tender Offer

On March 8, 2017, SemGroup Corporation (the “Corporation”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) to purchase any and all of the outstanding $300.0 million in aggregate principal amount of its 7.5% Senior Notes due 2021 (the “2021 Notes”). The Corporation expects to redeem on June 15, 2017 any 2021 Notes not tendered in the Tender Offer pursuant to the redemption and satisfaction and discharge provisions of the indenture governing the 2021 Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events.

Offering of Senior Notes

On March 8, 2017, the Corporation issued a press release announcing it has commenced an offering of $325.0 million of senior unsecured notes due 2025 (the “Notes”) through a private placement to certain eligible purchasers in order to fund the repurchase of the 2021 Notes through the Tender Offer and any subsequent redemption. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The Notes and the guarantees thereof have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The Notes are expected to be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The press release is being issued in accordance with Rule 135c under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release (Tender Offer) dated March 8, 2017, issued by SemGroup Corporation.

99.2	Press Release (Note Offering) dated March 8, 2017, issued by SemGroup Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: March 8, 2017	By:	/s/ William H. Gault
William H. Gault
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release (Tender Offer) dated March 8, 2017, issued by SemGroup Corporation.

99.2	Press Release (Note Offering) dated March 8, 2017, issued by SemGroup Corporation.